      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 17, 2000
                                                        REGISTRATION NO. _______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------


CHARLES E. SMITH RESIDENTIAL REALTY, INC.                     CHARLES E. SMITH RESIDENTIAL REALTY L.P.
(Exact name of co-registrant as specified in its charter)     (Exact name of co-registrant as specified in its charter)

                     MARYLAND                                                       DELAWARE
          (State or other jurisdiction of                                (State or other jurisdiction of
          incorporation or organization)                                 incorporation or organization)

                    54-1681655                                                     54-1681657
       (IRS employer identification number)                           (IRS employer identification number)

              ERNEST A. GERARDI, JR.                                         ERNEST A. GERARDI, JR.
   PRESIDENT AND CHIEF EXECUTIVE OFFICER OF                         PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
     CHARLES E. SMITH RESIDENTIAL REALTY, INC.                      CHARLES E. SMITH RESIDENTIAL REALTY, INC.
         2345 CRYSTAL DRIVE, CRYSTAL CITY                               2345 CRYSTAL DRIVE, CRYSTAL CITY
             ARLINGTON, VIRGINIA 22202                                      ARLINGTON, VIRGINIA 22202
(Address, including zip code, and telephone number,            (Address, including zip code, and telephone number,
 including area code, of co-registrant's principal              including area code, of co-registrant's principal
     executive offices and agent for service)                       executive offices and agent for service)


                            ------------------------

 CHARLES E. SMITH RESIDENTIAL REALTY, INC. 1994 EMPLOYEE STOCK AND UNIT OPTION
                                      PLAN
  CHARLES E. SMITH RESIDENTIAL REALTY, INC. 1994 EMPLOYEE RESTRICTED STOCK AND
                              RESTRICTED UNIT PLAN
 CHARLES E. SMITH RESIDENTIAL REALTY, INC. NON-EMPLOYEE DIRECTORS STOCK OPTION
                                      PLAN

                            (Full title of the Plans)

                            ------------------------


                                   Copies to:
                          J. WARREN GORRELL, JR., ESQ.
                            BRUCE W. GILCHRIST, ESQ.
                             HOGAN & HARTSON L.L.P.
                           555 THIRTEENTH STREET, N.W.
                           WASHINGTON, D.C. 20004-1109
                                 (202) 637-5600

                            ------------------------

                         CALCULATION OF REGISTRATION FEE


--------------------------------------------- ------------- --------------------- --------------------- -------------
                                                 AMOUNT       PROPOSED MAXIMUM      PROPOSED MAXIMUM     AMOUNT OF
            TITLE OF SECURITIES                  TO BE         OFFERING PRICE      AGGREGATE OFFERING   REGISTRATION
              TO BE REGISTERED                 REGISTERED       PER UNIT (1)          PRICE (1)(2)        FEE (2)
--------------------------------------------- ------------- --------------------- --------------------- -------------
Common Stock, par value $.01 per share         1,500,000          $39.844            $59,766,000.00      $15,778.22
Units of limited partnership interest          1,500,000          $39.844
--------------------------------------------- ------------- --------------------- --------------------- -------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 of the Securities Act of 1933, as amended, based on the average high and low prices per share of Charles E. Smith Residential Realty, Inc.'s Common Stock, par value $0.01 per share, on July 12, 2000, as reported on the New York Stock Exchange.

(2) Under the Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit Option Plan, no more than 1,500,000 additional shares of Common Stock or units of limited partnership interest may be issued under this registration statement; therefore, the proposed maximum aggregate offering price will not exceed $59,766,000.00.

                                EXPLANATORY NOTE

         This Registration Statement is filed solely to register 1,500,000 additional shares of common stock of Charles E. Smith Residential Realty, Inc. or units of limited partnership interest of Charles E. Smith Residential Realty L.P. that may be issued under the Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit Option Plan, as amended, for which the Co-Registrants' earlier Registration Statements on Form S-8 (File Nos. 333-67421 and 33-82382) (together, the "Initial Registration Statement") already are in effect. Pursuant to General Instruction E of Form S-8, the contents of the Initial Registration Statement hereby are incorporated by reference herein.

         Upon filing of this Registration Statement, the total number of authorized shares or units to be issued under the Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit Option Plan, as amended, the Charles
E. Smith Residential Realty, Inc. 1994 Restricted Stock and Restricted Unit Option Plan, as amended, and the Charles E. Smith Residential Realty, Inc. Non-Employee Directors Stock Option Plan, as amended, will be 5,010,000. The amendment authorizing the issuance of 1,500,000 additional shares of common stock or units under the Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit Option Plan was approved by the Board of Directors of Charles E. Smith Residential Realty, Inc. at its regular meeting on January 25, 2000.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

              EXHIBIT
              NUMBER        DESCRIPTION
              -------       ------------
              5.1           Opinion of Hogan & Hartson L.L.P. regarding legality of the securities being registered.

              23.1          Consent of Hogan & Hartson L.L.P. (included as part of Exhibit 5.1).

              23.2          Consent of Arthur Andersen LLP

              24            Power of Attorney (included as part of signature pages)

              99.1          Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit Option Plan (Incorporated
                            by reference to Exhibit No. 10.4 in its Registration Statement on Form S-11, File No. 33-75288).

              99.2          Charles E. Smith Residential Realty, Inc. 1994 Restricted Stock and Restricted Unit Plan (Incorporated
                            by reference to Exhibit No. 10.5 in its Registration Statement on Form S-11, File No. 33-75288).

              99.3          Charles E. Smith Residential Realty, Inc. Directors Stock Option Plan (Incorporated by reference to
                            Exhibit No. 10.6 in its Registration Statement on Form S-11, File No. 33-75288).

              99.4          Charles E. Smith Residential Realty, Inc. First Amended and Restated 1994 Employee Stock and Unit
                            Option Plan (Incorporated by reference to Exhibit No. 10.4 in its Annual Report on Form 10-K for the
                            year ended December 31, 1994, File No. 1-13174).

              99.5          Charles E. Smith Residential Realty, Inc. First Amended and Restated 1994 Employee Restricted Stock and
                            Restricted Unit Option Plan (Incorporated by reference to Exhibit No. 10.5 in its Annual Report on
                            Form 10-K for the year ended December 31, 1994, File No. 1-13174).

              99.6          Charles E. Smith Residential Realty, Inc. First Amended and Restated 1994 Non-Employee Directors Stock
                            Option Plan (Incorporated by reference to Exhibit No. 10.6 in its Annual Report on Form 10-K for the
                            year ended December 31, 1994, File No. 1-13174).

              99.7          Charles E. Smith Residential Realty, Inc. First Amendment to First Amended and Restated 1994 Employee
                            Stock and Unit Option Plan (Incorporated by reference to Exhibit No. 4.9 in its Registration Statement on Form S-8, File No. 333-67421).

              99.8          Charles E. Smith Residential Realty, Inc. Second Amendment to First Amended and Restated 1994 Employee
                            Stock and Unit Option Plan



                            (Incorporated by reference to Exhibit No. 10.71 in its Annual Report on Form 10-K for the year ended
                            December 31, 1998, File No. 1-13174).

              99.9          Charles E. Smith Residential Realty, Inc. Third Amendment to First Amended and Restated 1994 Employee
                            Stock and Unit Option Plan (Incorporated by reference to Exhibit No. 10.73 in its Annual Report on Form
                            10-K for the year ended December 31, 1999, File No. 1-13174).

              99.10         Charles E. Smith Residential Realty, Inc. Fourth Amendment to First Amended and Restated 1994 Employee
                            Stock and Unit Option Plan (Incorporated by reference to Exhibit No. 10.75 in its Annual Report on
                            Form 10-K for the year ended December 31, 1999, File No. 1-13174).

              99.11         Charles E. Smith Residential Realty, Inc. First Amendment to First Amended and Restated 1994 Employee
                            Restricted Stock and Restricted Unit Option Plan (Incorporated by reference to Exhibit No. 10.74 in its
                            Annual Report on Form 10-K for the year ended December 31, 1999, File No. 1-13174).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Co-Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Arlington, Commonwealth of Virginia, on July 17, 2000.

                               CHARLES E. SMITH RESIDENTIAL REALTY, INC.

                               By: /s/ ERNEST A. GERARDI, JR.
                                   ------------------------------------
                                   Name: Ernest A. Gerardi, Jr.
                                   Title: President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest A. Gerardi, Jr. as true and lawful attorney-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments for him and in his name in the capacities indicated below, which said attorney-in-fact may deem necessary or advisable to enable said co-registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, or any registration statement for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Exchange Act of 1933, including specifically, but without limitation, any and all amendments (including post-effective amendments) hereto; and each hereby ratifies and confirms all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


                  NAME                             TITLE                                            DATE
                --------                         ----------                                     -------------
/s/  Robert H. Smith                             Chairman of the Board and Director             July 17, 2000
-----------------------------
Robert H. Smith

/s/  Robert P. Kogod                             Director                                       July 17, 2000
-----------------------------
Robert P. Kogod

/s/  Ernest A. Gerardi, Jr.                      President, Chief Executive Officer, and        July 17, 2000
-----------------------------                    Director
Ernest A. Gerardi, Jr.

/s/ W.D. Minami                                  Executive Vice President and Chief Financial   July 17, 2000
-----------------------------                    Officer
W. D. Minami



/s/  Steven E. Gulley                            Controller and Chief Accounting Officer        July 17, 2000
-----------------------------
Steven E. Gulley

/s/  Charles B. Gill                             Director                                       July 17, 2000
-----------------------------
Charles B. Gill

/s/  Roger J. Kiley, Jr.                         Director                                       July 17, 2000
-----------------------------
Roger J. Kiley, Jr.

/s/  R. Michael McCullough                       Director                                       July 17, 2000
-----------------------------
R. Michael McCullough

/s/  Karen Hastie Williams                       Director                                       July 17, 2000
-----------------------------
Karen Hastie Williams

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Arlington, Commonwealth of Virginia, on July 17, 2000.

                       BY: CHARLES E. SMITH RESIDENTIAL REALTY, L.P.

                       BY: CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                           GENERAL PARTNER

                           By: /s/ ERNEST A. GERARDI, JR.
                               -------------------------------------------
                               Name:  Ernest A. Gerardi, Jr.
                               Title:  President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ernest A. Gerardi, Jr. as true and lawful attorney-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments for him and in his name in the capacities indicated below, which said attorney-in-fact may deem necessary or advisable to enable said co-registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, or any registration statement for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Exchange Act of 1933, including specifically, but without limitation, any and all amendments (including post-effective amendments) hereto; and each hereby ratifies and confirms all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                  NAME                             TITLE                                            DATE
                --------                         ----------                                     -------------

/S/  ROBERT H. SMITH                             Chairman of the Board and Director             July 17, 2000
--------------------------------------------
Robert H. Smith

/S/  ROBERT P. KOGOD                             Director                                       July 17, 2000
--------------------------------------------
Robert P. Kogod


/S/  ERNEST A. GERARDI, JR.                      President, Chief Executive Officer, and        July 17, 2000
--------------------------------------------     Director
Ernest A. Gerardi, Jr.

/S/ W.D. MINAMI                                  Executive Vice President and Chief Financial   July 17, 2000
--------------------------------------------     Officer
W. D. Minami

/S/  STEVEN E. GULLEY                            Controller and Chief Accounting Officer        July 17, 2000
--------------------------------------------
Steven E. Gulley

/S/  CHARLES B. GILL                             Director                                       July 17, 2000
--------------------------------------------
Charles B. Gill

/S/  ROGER J. KILEY, JR.                         Director                                       July 17, 2000
--------------------------------------------
Roger J. Kiley, Jr.

/S/  R. MICHAEL MCCULLOUGH                       Director                                       July 17, 2000
--------------------------------------------
R. Michael McCullough

/S/  KAREN HASTIE WILLIAMS                       Director                                       July 17, 2000
--------------------------------------------
Karen Hastie Williams

                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                           DESCRIPTION                                            PAGE
--------  ------------------------------------------------------------------------       ----



5.1 Opinion of Hogan & Hartson L.L.P. regarding legality of the securities being registered.

23.1      Consent of Hogan & Hartson L.L.P. (included as part of Exhibit 5.1).

23.2      Consent of Arthur Andersen LLP

24        Power of Attorney (included as part of signature pages).

99.1      Charles E. Smith Residential Realty, Inc. 1994 Employee Stock and Unit
          Option Plan (Incorporated by reference to Exhibit No. 10.4 in its
          Registration Statement on Form S-11, File No. 33-75288).

99.2      Charles E. Smith Residential Realty, Inc. 1994 Restricted Stock and
          Restricted Unit Plan (Incorporated by reference to Exhibit No. 10.5 in its Registration Statement on Form S-11, File No. 33-75288).

99.3      Charles E. Smith Residential Realty, Inc. Directors Stock Option Plan
          (Incorporated by reference to Exhibit No. 10.6 in its Registration
          Statement on Form S-11, File No. 33-75288).

99.4      Charles E. Smith Residential Realty, Inc. First Amended and Restated
          1994 Employee Stock and Unit Option Plan (Incorporated by reference to
          Exhibit No. 10.4 in its Annual Report on Form 10-K for the year ended
          December 31, 1994, File No. 1-13174).

99.5      Charles E. Smith Residential Realty, Inc. First Amended and Restated
          1994 Employee Restricted Stock and Restricted Unit Option Plan
          (Incorporated by reference to Exhibit No. 10.5 in its Annual Report on Form 10-K for the year ended December 31, 1994, File No. 1-13174).

99.6      Charles E. Smith Residential Realty, Inc. First Amended and Restated
          1994 Non-Employee Directors Stock Option Plan (Incorporated by reference to Exhibit No. 10.6 in its Annual Report on Form 10-K for the year ended December 31, 1994, File No. 1-13174).

99.7      Charles E. Smith Residential Realty, Inc. First Amendment to First
          Amended and Restated 1994 Employee Stock and Unit Option Plan
          (Incorporated by reference to Exhibit No. 4.9 in its Registration
          Statement on Form S-8, File No. 333-67421).

99.8      Charles E. Smith Residential Realty, Inc. Second Amendment to First
          Amended and Restated 1994 Employee Stock and Unit Option Plan
          (Incorporated by reference to Exhibit No. 10.71 in its Annual Report on Form 10-K for the year ended December 31, 1998, File No. 1-13174).



99.9      Charles E. Smith Residential Realty, Inc. Third Amendment to First
          Amended and Restated 1994 Employee Stock and Unit Option Plan
          (Incorporated by reference to Exhibit No. 10.73 in its Annual Report on Form 10-K for the year ended December 31, 1999, File No. 1-13174).

99.10     Charles E. Smith Residential Realty, Inc. Fourth Amendment to First
          Amended and Restated 1994 Employee Stock and Unit Option Plan
          (Incorporated by reference to Exhibit No. 10.75 in its Annual Report on Form 10-K for the year ended December 31, 1999, File No. 1-13174).

99.11     Charles E. Smith Residential Realty, Inc. First Amendment to First
          Amended and Restated 1994 Employee Restricted Stock and Restricted
          Unit Option Plan (Incorporated by reference to Exhibit No. 10.74 in its Annual Report on Form 10-K for the year ended December 31, 1999,
          File No. 1-13174).
